Exhibit 99.1

THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION. If you are in any doubt as to the action to be taken you should immediately consult your broker, bank manager, lawyer, accountant, investment adviser or other professional adviser.

LETTER OF TRANSMITTAL

Relating to the

MEDTRONIC, INC.

(a Minnesota corporation and 100%-owned subsidiary of Medtronic public limited company)

Offer to exchange

$500,000,000 aggregate principal amount of Floating Rate Senior Notes due March 15, 2020

(CUSIP Nos. 585055 BH8 and U3155L AD9)

for

$500,000,000 aggregate principal amount of Floating Rate Senior Notes due March 15, 2020

(CUSIP No. 585055 BJ4),

$1,000,000,000 aggregate principal amount of 1.500% Senior Notes due March 15, 2018

(CUSIP Nos. 585055 BK1 and U3155L AE7)

for

$1,000,000,000 aggregate principal amount of 1.500% Senior Notes due March 15, 2018

(CUSIP No. 585055 BQ8),

$2,500,000,000 aggregate principal amount of 2.500% Senior Notes due March 15, 2020

(CUSIP Nos. 585055 BF2 and U3155L AC1)

for

$2,500,000,000 aggregate principal amount of 2.500% Senior Notes due March 15, 2020

(CUSIP No. 585055 BG0),

$2,500,000,000 aggregate principal amount of 3.150% Senior Notes due March 15, 2022

(CUSIP Nos. 585055 BL9 and U3155L AF4)

for

$2,500,000,000 aggregate principal amount of 3.150% Senior Notes due March 15, 2022

(CUSIP No. 585055 BR6),

$4,000,000,000 aggregate principal amount of 3.500% Senior Notes due March 15, 2025

(CUSIP Nos. 585055 BM7 and U3155L AG2)

for

$4,000,000,000 aggregate principal amount of 3.500% Senior Notes due March 15, 2025

(CUSIP No. 585055 BS4),

$2,500,000,000 aggregate principal amount of 4.375% Senior Notes due March 15, 2035

(CUSIP Nos. 585055 BN5 and U3155L AH0)

for

$2,500,000,000 aggregate principal amount of 4.375% Senior Notes due March 15, 2035

(CUSIP No. 585055 BT2) and

$4,000,000,000 aggregate principal amount of 4.625% Senior Notes due March 15, 2045

(CUSIP Nos. 585055 BP0 and U3155L AJ6)

for

$4,000,000,000 aggregate principal amount of 4.625% Senior Notes due March 15, 2045

(CUSIP No. 585055 BU9)

that have been registered under the Securities Act of 1933, as amended (the “Securities Act”) pursuant to the Prospectus, dated             , 2015

fully and unconditionally guaranteed by

MEDTRONIC GLOBAL HOLDINGS S.C.A.

(an entity organized under the laws of Luxembourg and 100%-owned subsidiary of Medtronic public limited company)

and

MEDTRONIC PUBLIC LIMITED COMPANY

(a public limited company organized under the laws of Ireland)

The exchange offers (as defined below) will expire at 11:59 p.m., New York City time, on             , 2015, unless extended with respect to the original notes (as defined below) (such date and time, as it may be extended, the “expiration date”). Tendered original notes may be withdrawn at any time at or prior to the expiration date.

Delivery To: Wells Fargo Bank, National Association, Exchange Agent

Registered & Certified Mail Wells Fargo Bank, N.A. Corporate Trust Operations MAC N9303-121 P.O. Box 1517 Minneapolis, MN 55480 Attn: Administrator for Medtronic

Regular Mail or Courier

Wells Fargo Bank, N.A.
Corporate Trust Operations
MAC N9303-121
6th St & Marquette Avenue
Minneapolis, MN 55479
Attn: Administrator for Medtronic

By Facsimile

(877) 407-4679

Attn: Administrator for Medtronic

To Confirm by Telephone

(800) 344-5128

In Person by Hand Only Wells Fargo Bank, N.A. Corporate Trust Operations Northstar East Building – 12th Floor 608 Second Avenue South Minneapolis, MN 55402 Attn: Administrator for Medtronic

DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

The undersigned acknowledges that he or she has received the prospectus, dated             , 2015 (the “Prospectus”), of Medtronic plc, a public limited company organized under the laws of Ireland (the “Company”), Medtronic Inc., a Minnesota corporation (“Medtronic, Inc.”) and Medtronic Global Holdings S.C.A., an entity organized under the laws of Luxembourg (“Medtronic Luxco” and, together with the Company, the “guarantors”), and this letter of transmittal (the “Letter of Transmittal”), which together constitute an offer to exchange (the “exchange offers”):

(i) up to $500,000,000 aggregate principal amount of the outstanding Floating Rate Senior Notes due March 15, 2020 (CUSIP Nos. 585055 BH8 and U3155L AD9) issued by Medtronic, Inc. together with the subsequent full and unconditional guarantees of such notes by the guarantors (such notes together with such guarantees, the “original floating rate notes”), for a like principal amount of Floating Rate Senior Notes due March 15, 2020, issued by Medtronic, Inc. and guaranteed by the Guarantors, that have been registered under the Securities Act (CUSIP No. 585055 BJ4) (the “exchange floating rate notes”);

(ii) up to $1,000,000,000 aggregate principal amount of the outstanding 1.500% Senior Notes due March 15, 2018 (CUSIP Nos. 585055 BK1 and U3155L AE7) issued by Medtronic, Inc. together with the subsequent full and unconditional guarantees of such notes by the guarantors (such notes together with such guarantees, the “original 2018 notes”) for a like principal amount of 1.500% Senior Notes due March 15, 2018, issued by Medtronic, Inc. and guaranteed by the guarantors, that have been registered under the Securities Act (CUSIP No. 585055 BQ8) (the “exchange 2018 notes”);

(iii) up to $2,500,000,000 aggregate principal amount of the outstanding 2.500% Senior Notes due March 15, 2020 (CUSIP Nos. 585055 BF2 and U3155L AC1) issued by Medtronic, Inc. together with the subsequent full and unconditional guarantees of such notes by the guarantors (such notes together with such guarantees, the “original 2020 notes”) for a like principal amount of 2.500% Senior Notes due March 15, 2020, issued by Medtronic, Inc. and guaranteed by the guarantors, that have been registered under the Securities Act (CUSIP No. 585055 BG0) (the “exchange 2020 notes”);

(iv) up to $2,500,000,000 aggregate principal amount of the outstanding 3.150% Senior Notes due March 15, 2022 (CUSIP Nos. 585055 BL9 and U3155L AF4) issued by Medtronic, Inc. together with the subsequent full and unconditional guarantees of such notes by the guarantors (such notes together with such guarantees, the “original 2022 notes”) for a like principal amount of 3.150% Senior Notes due March 15, 2022, issued by Medtronic, Inc. and guaranteed by the guarantors, that have been registered under the Securities Act (CUSIP No. 585055 BR6) (the “exchange 2022 notes”);

(v) up to $4,000,000,000 aggregate principal amount of the outstanding 3.500% Senior Notes due March 15, 2025 (CUSIP Nos. 585055 BM7 and U3155L AG2) issued by

Medtronic, Inc. together with the subsequent full and unconditional guarantees of such notes by the guarantors (such notes together with such guarantees, the “original 2025 notes”) for a like principal amount of 3.500% Senior Notes due March 15, 2025, issued by Medtronic, Inc. and guaranteed by the guarantors, that have been registered under the Securities Act (CUSIP No. 585055 BS4) (the “exchange 2025 notes”);

(vi) up to $2,500,000,000 aggregate principal amount of the outstanding 4.375% Senior Notes due March 15, 2035 (CUSIP Nos. 585055 BN5 and U3155L AH0) issued by Medtronic, Inc. together with the subsequent full and unconditional guarantees of such notes by the guarantors (such notes together with such guarantees, the “original 2035 notes”) for a like principal amount of 4.375% Senior Notes due March 15, 2035, issued by Medtronic, Inc. and guaranteed by the guarantors, that have been registered under the Securities Act (CUSIP No. 585055 BT2) (the “exchange 2035 notes”); and

(vii) up to $4,000,000,000 aggregate principal amount of the outstanding 4.625% Senior Notes due March 15, 2045 (CUSIP Nos. 585055 BP0 and U3155L AJ6) issued by Medtronic, Inc. together with the subsequent full and unconditional guarantees of such notes by the guarantors (such notes together with such guarantees, the “original 2045 notes” and, together with the original floating rate notes, original 2018 notes, original 2020 notes, original 2022 notes, original 2025 notes, and original 2035 notes, the “original notes”) for a like principal amount of 4.625% Senior Notes due March 15, 2045, issued by Medtronic, Inc. and guaranteed by the guarantors, that have been registered under the Securities Act (CUSIP No. 585055 BU9) (the “exchange 2045 notes” and, together with the exchange floating rate notes, exchange 2018 notes, exchange 2020 notes, exchange 2022 notes, exchange 2025 notes, and exchange 2035 notes, the “exchange notes”).

For each original note accepted for exchange, the holder of such original note will receive an exchange note having a principal amount equal to that of the surrendered original note. Medtronic, Inc. will not pay any accrued and unpaid interest on the original notes that Medtronic, Inc. acquires in the exchange offers. If original notes are accepted for exchange, holders of such original notes will receive interest on the corresponding exchange notes and not on the original notes, provided that such holders will receive interest on the original notes and not the exchange notes if and to the extent the record date for such interest payment occurs prior to completion of the relevant exchange offer. Any original notes not tendered will remain outstanding and continue to accrue interest according to their terms.

Original notes tendered prior to the expiration date may be withdrawn at any time at or prior to the expiration date.

This Letter of Transmittal is to be completed by a holder of original notes if a tender of original notes is to be made by book-entry transfer to the account maintained by the Exchange Agent (as defined above) at The Depository Trust Company (“DTC”) pursuant to the procedures set forth in the sections of the Prospectus entitled “The Exchange Offers—Procedures for Tendering” and an agent’s message (as defined below) is not delivered. Tenders by book-entry transfer also may be made by delivering an agent’s message in lieu of this Letter of Transmittal. The term “agent’s message” means a message transmitted by DTC to and received by the

Exchange Agent and forming a part of the confirmation of the book-entry tender of original notes into the Exchange Agent’s account at DTC (a “book-entry confirmation”), which states that DTC has received an express acknowledgment from the tendering participant that such participant has received and agrees to be bound by this Letter of Transmittal and that Medtronic, Inc. may enforce this Letter of Transmittal against such participant. If you choose to tender by delivering an agent’s message in lieu of this Letter of Transmittal, you will not be required to sign or deliver this Letter of Transmittal to the Exchange Agent. However, you will be bound by its terms, and you will be deemed to have made the acknowledgments and the representations and warranties it contains, just as if you had signed it.

If you are a beneficial owner whose original notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee, and wish to tender, you should promptly instruct the registered holder to tender on your behalf. Any registered holder that is a participant in DTC’s book-entry transfer facility system may make book-entry delivery of the original notes by causing DTC to transfer the original notes into the Exchange Agent’s account.

Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

The undersigned has completed the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the exchange offers.

List below the original notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the information requested in the table below should be listed on a separate signed schedule affixed hereto.

DESCRIPTION OF ORIGINAL NOTES	1	2	3
Name(s) and Address(es) of Holder(s) (Please fill in, if blank)	Series and certificate number(s)*	Aggregate Principal Amount of Original Notes	Principal Amount of Original Notes Tendered**

*	Need not be completed if you are delivering by book-entry transfer (see below).
**	Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the original notes of the series represented by the original notes indicated in column 2. See Instruction 2. Original notes tendered hereby must be in denominations of principal amount of $2,000 and any integral multiples of $1,000 in excess thereof. See Instruction 1.

☐	CHECK HERE IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE DEPOSITORY TRUST COMPANY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:

Account Number:	Transaction Code Number:

By crediting the original notes to the Exchange Agent’s account at DTC’s Automated Tender Offer Program (“ATOP”) and by complying with applicable ATOP procedures with respect to the exchange offers, including, if applicable, transmitting to the Exchange Agent a computer-generated agent’s message in which the holder of the original notes acknowledges and agrees to be bound by the terms of, and makes the representations and warranties contained in, this Letter of Transmittal, the participant in DTC confirms on behalf of itself and the beneficial owner(s) of such original notes all provisions of this Letter of Transmittal (including all representations and warranties) applicable to it and such beneficial owner(s) as fully as if it had completed the information required herein and executed and transmitted this Letter of Transmittal to the Exchange Agent.

The undersigned represents that it is not participating, does not intend to participate, and has no arrangement or understanding with anyone to participate, in the distribution (within the meaning of the Securities Act) of the exchange notes. If the undersigned is a broker-dealer that will receive exchange notes for its own account in exchange for original notes that were acquired as a result of market-making activities or other trading activities, it represents and acknowledges that it will deliver a prospectus (or to the extent permitted by law, make available a prospectus to purchasers) meeting the requirements of the Securities Act in connection with any resale of such exchange notes; however, by so acknowledging and by delivering such a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act. In addition, such broker-dealer represents that it is not acting on behalf of any person who could not truthfully make the foregoing representations.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

Upon the terms and subject to the conditions of the exchange offers, the undersigned hereby tenders to Medtronic, Inc. the aggregate principal amount of original notes indicated above. Subject to, and effective upon, the acceptance for exchange of such original notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, Medtronic, Inc. all right, title and interest in and to such original notes as are being tendered hereby.

The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the undersigned’s true and lawful agent and attorney-in-fact with respect to such tendered original notes, with full power of substitution, among other things, to cause the original notes to be assigned, transferred and exchanged. The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer such original notes, and to acquire exchange notes issuable upon the exchange of such tendered original notes, and that, when such original notes are accepted for exchange, Medtronic, Inc. will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by Medtronic, Inc. The undersigned hereby further represents that the exchange notes acquired hereby will be acquired in the ordinary course of its business, that it is not participating, does not intend to participate, and has no arrangement or understanding with anyone to participate, in the distribution (within the meaning of the Securities Act) of such exchange notes, that it is not an “affiliate” of the Company, Medtronic, Inc. or Medtronic Luxco (as defined in Rule 405 under the Securities Act), and that it is not acting on behalf of any person who could not truthfully make the foregoing representations and warranties.

The Securities and Exchange Commission (the “SEC”) has taken the position that broker-dealers may fulfill their prospectus delivery requirements with respect to the exchange notes (other than a resale of exchange notes received in exchange for an unsold allotment from the original sale of the original notes) with the Prospectus. The Prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of exchange notes received in exchange for original notes where such original notes were acquired as a result of market-making activities or other trading activities. Medtronic, Inc. has agreed that, for a period of 180 days after the expiration date, it will make the Prospectus, as amended or supplemented, available to any broker-dealer for use in connection with any such resale. By accepting any exchange offer, each broker-dealer that receives exchange notes pursuant to such exchange offer acknowledges and agrees to notify Medtronic, Inc. prior to using the Prospectus in connection with the sale or transfer of such exchange notes and that, upon receipt of notice from Medtronic, Inc. of the happening of any event that makes any statement in the Prospectus untrue in any material respect or that requires the making of any changes in the Prospectus in order to make the statements therein (in the light of the circumstances under which they were made) not misleading, such broker-dealer will suspend use of the Prospectus until (i) Medtronic, Inc. has amended or supplemented the Prospectus to correct such misstatement or omission and (ii) either Medtronic, Inc. has furnished copies of the amended or supplemented Prospectus to such broker-dealer or, if Medtronic, Inc. has not otherwise agreed to furnish such copies and declines to do so after such broker-dealer so requests, such broker-dealer has obtained a copy of such amended or supplemented Prospectus as filed with the SEC. Except as described above, the

Prospectus may not be used for or in connection with an offer to resell, a resale or any other retransfer of any series of exchange notes. A broker-dealer that acquired original notes in a transaction other than as part of its market-making activities or other trading activities will not be able to participate in the exchange offers.

The undersigned acknowledges that the exchange offers are being made upon the belief that, based on interpretations by the SEC staff as set forth in a series of no-action letters issued to third parties, the exchange notes issued pursuant to the exchange offers in exchange for the original notes may be offered for resale, resold and otherwise transferred by holders thereof (other than holders that are broker-dealers) without further compliance with the registration and prospectus delivery provisions of the Securities Act. However, the SEC has not considered the exchange offers in the context of a no-action letter and there can be no assurance that the SEC staff would make a similar determination with respect to the exchange offers as in other circumstances. The undersigned represents that it is not participating, does not intend to participate, and has no arrangement or understanding with anyone to participate, in a distribution of exchange notes of any series. If any holder of the original notes is an “affiliate” of the Company, Medtronic, Inc. or Medtronic Luxco (as defined in Rule 405 under the Securities Act) or intends to participate in the exchange offers for the purpose of distributing any of the exchange notes, or is a broker-dealer that purchased any of the original notes from Medtronic, Inc. for resale pursuant to Rule 144A or any other available exemption under the Securities Act, such holder (i) could not rely on the applicable interpretations of the SEC staff, (ii) will not be able to tender its original notes in the exchange offers and (iii) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any sale or transfer of original notes unless such sale or transfer is made pursuant to an exemption from such requirements. If the undersigned is a broker-dealer that will receive exchange notes for its own account in exchange for original notes that were acquired as a result of market-making activities or other trading activities, it represents and acknowledges that it will deliver a prospectus (or to the extent permitted by law, make a prospectus available to purchasers) in connection with any resale of such exchange notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

The undersigned will, upon request, execute and deliver any additional documents deemed by Medtronic, Inc. to be necessary or desirable to complete the sale, assignment and transfer of the original notes tendered hereby. All authority conferred or agreed to be conferred in this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in “The Exchange Offers—Withdrawal Rights” section of the Prospectus.

Unless otherwise indicated herein in the box entitled “Special Issuance Instructions” below, please credit the exchange notes (and, if applicable, the original notes representing any original notes not exchanged) to the account indicated above maintained at DTC.

THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED “DESCRIPTION OF ORIGINAL NOTES” ABOVE AND SIGNING THIS LETTER OF TRANSMITTAL WILL BE DEEMED TO HAVE TENDERED THE ORIGINAL NOTES AS SET FORTH IN SUCH BOX ABOVE.

SPECIAL ISSUANCE INSTRUCTIONS
(See Instructions 2 and 3)

To be completed ONLY if original notes delivered by book-entry transfer that are not accepted for exchange are to be returned by credit to an account maintained at DTC other than the account indicated above.

☐ Credit exchange notes and unexchanged original notes delivered by book-entry transfer to the DTC account set forth below.

(DTC Account Number)

IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE HEREOF OR AN AGENT’S MESSAGE IN LIEU THEREOF (TOGETHER WITH A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 11:59 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL

CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.

PLEASE SIGN HERE

(TO BE COMPLETED BY ALL TENDERING HOLDERS)

Dated:             , 2015

X		,		, 2015

X		,		, 2015
	(Signature(s) of Owner)		(Date)

Area Code and Telephone Number:

If a holder is tendering any original notes, this Letter of Transmittal must be signed by the registered holder(s) as the name(s) appear(s) on the security position listing of DTC or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 2.

Name(s):
(Please Type or Print)

Capacity:

Address:
(Including Zip Code)

SIGNATURE GUARANTEE

(If required by Instruction 2)

Signature(s) Guaranteed
by an Eligible Institution:
(Authorized Signature)

(Title)

(Name and Firm)

Dated:             , 2015

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Exchange Offers

1. Delivery of this Letter of Transmittal and Original Notes.

This Letter of Transmittal is to be completed by holders of original notes if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in “The Exchange Offers—Procedures for Tendering—Book-Entry Transfer” section of the Prospectus and an agent’s message is not delivered. Tenders by book-entry transfer may also be made by delivering an agent’s message in lieu of this Letter of Transmittal. The term “agent’s message” means a message, transmitted by DTC to and received by the Exchange Agent and forming a part of a book-entry confirmation, which states that DTC has received an express acknowledgment from the tendering participant that such participant has received and agrees to be bound by, and makes the representations and warranties contained in, this Letter of Transmittal and that Medtronic, Inc. may enforce this Letter of Transmittal against such participant. Book-entry confirmation, as well as a properly completed and duly executed Letter of Transmittal (or manually signed facsimile hereof or agent’s message in lieu thereof) and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at the address set forth herein at or prior to the expiration date. Original notes tendered hereby must be in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof.

The method of delivery of this Letter of Transmittal and all other required documents is at the election and risk of the tendering holders, but the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. Medtronic, Inc. reserves the right to reject any particular original note not properly tendered, or any acceptance that might, in Medtronic, Inc.’s judgment or its counsel’s judgment, be unlawful. Medtronic, Inc. also reserves the right to waive any defects or irregularities with respect to the form or procedures applicable to the tender of any particular original note at or prior to the expiration date. Unless waived, any defects or irregularities in connection with tenders of original notes must be cured within a reasonable period of time prior to the expiration date.

See “The Exchange Offers” section of the Prospectus.

2. Signatures on this Letter of Transmittal; Bond Powers and Endorsements; Guarantee of Signatures.

If you choose to tender by delivering an agent’s message in lieu of this Letter of Transmittal pursuant to Instruction 1 above, you will not be required to sign or deliver this Letter of Transmittal to the Exchange Agent. However, you will be bound by its terms, and you will be deemed to have made the acknowledgments and the representations and warranties it contains, just as if you had signed it.

If this Letter of Transmittal is signed by the registered holder of the original notes tendered hereby, the signature must correspond exactly with the name as written on DTC’s security position listing as the holder of such original notes, without any change whatsoever.

If any tendered original notes are owned of record by two or more joint owners, all of such owners must sign this Letter of Transmittal.

If any tendered original notes are registered in different names, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations.

If the exchange notes are to be issued, or any untendered original notes are to be reissued, to a person other than the registered holder of the original notes tendered hereby, then signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution (as defined below).

If this Letter of Transmittal is signed by a person other than the registered holder of the original notes tendered hereby, then signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution

If this Letter of Transmittal is signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by Medtronic, Inc., proper evidence satisfactory to Medtronic, Inc. of their authority to so act must be submitted.

Signature guarantees required by this Instruction 2 must be guaranteed by a firm that is a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program (each an “Eligible Institution”).

Signatures on this Letter of Transmittal need not be guaranteed by an Eligible Institution, provided the original notes are tendered: (i) by a registered holder of original notes (which term, for purposes of the exchange offers, includes any participant in the DTC system whose name appears on a security position listing as the holder of such original notes) who has not completed the box entitled “Special Issuance Instructions” on this Letter of Transmittal or (ii) for the account of an Eligible Institution.

3. Special Issuance Instructions.

Holders tendering original notes by book-entry transfer may request in the Special Issuance Instructions box above that original notes not exchanged be credited to such account maintained at DTC as such holder may designate hereon. If no such instructions are given, such original notes not exchanged will be re-credited to the account of the person signing this Letter of Transmittal.

4. Transfer Taxes.

Transfer taxes, if any, applicable to the transfer of original notes pursuant to the exchange offers will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

5. Waiver of Conditions.

Because Medtronic, Inc. may amend or modify the exchange offers, and such amendment or modification may be deemed to be a waiver of a condition, it has the right to waive satisfaction of conditions enumerated in the Prospectus. Accordingly, Medtronic, Inc. has effectively retained the ability to waive the conditions to consummation of the exchange offers.

6. No Conditional Tenders.

No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of original notes, by execution of this Letter of Transmittal or an agent’s message in lieu thereof, shall waive any right to receive notice of the acceptance of their original notes for exchange.

Neither Medtronic, Inc., the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of original notes nor shall any of them incur any liability for failure to give any such notice.

7. Mutilated, Lost, Stolen or Destroyed Original Notes.

Any holder whose original notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

8. Withdrawal Rights.

Tenders of original notes may be withdrawn at any time at or prior to 11:59 p.m., New York City time, on the expiration date.

A withdrawal of a tender of original notes must comply with the appropriate ATOP procedures to be effective. Any notice of withdrawal must specify the name and number of the account at DTC to be credited with withdrawn original notes and otherwise comply with the ATOP procedures. If the withdrawing holder is a beneficial owner whose original notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee, and wish to withdraw, the withdrawing holder should promptly instruct the registered holder to withdraw on his or her behalf.

All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by Medtronic, Inc., whose determination shall be final and binding on all parties. Any original notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the exchange offers, and no exchange notes will be issued with respect thereto unless the original notes so withdrawn are validly re-tendered. Any original notes that have been tendered for exchange but which are not exchanged for any reason will be credited to an account maintained with DTC for the original notes promptly after withdrawal, rejection of tender or termination of the exchange offers. Properly withdrawn original notes may be re-tendered by following the procedures described under “The Exchange Offers—Procedures for Tendering” section of the Prospectus at any time at or prior to 11:59 p.m., New York City time, on the expiration date.

9. Requests for Assistance or Additional Copies.

Questions relating to the procedure for tendering original notes, as well as requests for additional copies of the Prospectus and this Letter of Transmittal and requests for other related documents, may be directed to the Exchange Agent, at the address and telephone number set forth herein.